UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

On March 4, 2024, Greystone Housing Impact Investors LP (the “Partnership”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment”), with BankUnited, N.A. and Bankers Trust Company (collectively, the “Lenders”), and the sole lead arranger and administrative agent, BankUnited, N.A. (the “Administrative Agent”) which modifies certain provisions of the Credit Agreement dated June 11, 2021, as amended by the First Amendment to Credit Agreement dated November 30, 2021 (the “First Amendment”), the Second Amendment to Credit Agreement dated June 9, 2023 (the “Second Amendment”), the Third Amendment to Credit Agreement dated July 11, 2023 (the “Third Amendment”), and the Fourth Amendment to Credit Agreement dated September 19, 2023 (the “Fourth Amendment”, and collectively with the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fifth Amendment, the “Amended Credit Agreement”). In connection with the Fifth Amendment, the Partnership executed a Promissory Note payable to the order of NexBank with an original principal amount of up to $10,000,000 (the “Note”).

The material amendment to the Amended Credit Agreement accomplished by the Fifth Amendment was the addition of NexBank’s commitment of up to $10.0 million, which brings the total maximum commitment of all lenders under the Amended Credit Agreement to $50.0 million.

The Partnership paid to NexBank a commitment fee totaling $25,000 at closing. In addition, the Partnership paid to the Administrative Agent a $15,000 arrangement fee at closing.

The foregoing descriptions of the Fifth Amendment and the Note are a summary and are qualified in its entirety by reference to the full text of the Fifth Amendment and the Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

In addition, the full text of the Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on June 14, 2021; the First Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on December 6, 2021; the Second Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on June 15, 2023; the Third Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on July 17, 2023; and the Fourth Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on September 22, 2023, are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Amended Credit Agreement, Note, related guaranty, and use of the financing proceeds, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Fifth Amendment to Credit Agreement dated March 4, 2024 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent.
10.2	Note dated March 4, 2024 between Greystone Housing Impact Investors LP and payable to NexBank.
10.3

Credit Agreement dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

10.4

First Amendment to Credit Agreement dated November 30, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on December 6, 2021).

10.5

Second Amendment to Credit Agreement dated June 9, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 001-41564), filed by the Partnership on June 15, 2023).

10.6

Third Amendment to Credit Agreement dated July 11, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 001-41564), filed by the Partnership on July 17, 2023).

10.7

Fourth Amendment to Credit Agreement dated September 19, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent. (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 001-41564), filed by the Partnership on September 22, 2023).

99.1	Press release dated March 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	March 6, 2024	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer